C-11518-025-id assign ground lse                                          4/5/90

                           ASSIGNMENT OF GROUND LEASE

            THIS ASSIGNMENT OF GROUND LEASE ("Assignment") is made and entered into as of the 6th day of April, 1990, by and between PACE ENTERTAINMENT GROUP, INC., a Texas corporation, having an office at 515 Post Oak Boulevard, Suite 300, Houston, Texas 77027 ("Assignor") and YM/PACE PARTNERSHIP, a New York general partnership, having an office at 1515 Broadway, Suite 3804, New York, New York 10036 ("Assignee").

            WHEREAS, Assignor is the owner of the leasehold estate (the "Leasehold Estate") in the land located at the southwest intersection of U.S. Route 22 and Pennsylvania Route 18, in Hanover Township, Washington County, Pennsylvania, and more particularly described on Exhibit A hereto, and in the improvements erected thereon, pursuant to a Lease Agreement, dated November 1, 1989, by and between Crossroads Properties, Incorporated, and Assignor, a memorandum of which was recorded on January 12, 1990, in the Recorder's Office of Washington County, Pennsylvania in Deed Book Volume 2394, Page 524 (the "Ground Lease"); and

            WHEREAS, pursuant to the terms of that certain Partnership Agreement of Assignee, dated of even date herewith, between Pace Concerts, Inc. and YM Corp., Pace Concerts, Inc. has agreed to cause Assignor to assign Assignor's interest in the Ground Lease to Assignee.

            NOW, THEREFORE, for TEN DOLLARS ($10.00) cash in hand paid, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, and intending to be legally bound hereby, the parties agree as follows:

            1. Assignor hereby assigns, transfers and conveys to Assignee all of the right, title and interest of Assignor in and to (a) the Leasehold Estate, free and clear of all liens and encumbrances except those exceptions (the "Permitted Exceptions") shown on Exhibit B hereto, and (b) the rights, powers, privileges and benefits of the Tenant (as defined in the Ground Lease) in, to and under the Ground Lease, to have and to hold the same forever. Assignor shall indemnify and hold harmless Assignee from and against any and all liability, loss and expense (including reasonable attorneys' fees and disbursements) incurred by Assignee in connection with any matter arising under the Ground Lease prior to the date hereof. Pursuant to the terms of the Ground Lease, the within assignment of the Leasehold Estate and the rights, powers, privileges and benefits of the Tenant will not operate to release Assignor from its obligations under the Ground Lease.

            2. Assignee hereby accepts this Assignment and assumes all of the obligations of the Tenant under the Ground Lease arising from and after the date hereof. Assignee shall indemnify and hold harmless Assignor from and against any and all liability, loss and expense (including reasonable attorneys' fees and disbursements) incurred by Assignor in connection with any matter arising under the Ground Lease from and after the date hereof.

            3. Assignee hereby acknowledges that an outdoor entertainment facility is currently under construction on the real property covered by the Ground Lease and agrees that the term "Permitted Exceptions", as used herein, shall include any and all liens, claims or encumbrances arising out of such construction including, without limitation, inchoate mechanics' and materialmen's liens.

            4. This Assignment shall be construed under the laws of the State of Pennsylvania.

            5. The provisions hereof shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

            6. Assignor and Assignee each represent to the other that they have full power and authority to execute and deliver this Assignment.

            IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have executed this Assignment as of the day and year above written.

                                            PACE ENTERTAINMENT GROUP, INC., a
                                            Texas corporation
ATTEST:


/s/ Jeffrey B. Lewis                            By: /s/ Brian E. Becker
-----------------------                         -----------------------
Name: Jeffrey B. Lewis                              Name: Brian E. Becker
Title: Vice President                               Title: Vice President

                                            YM/PACE PARTNERSHIP, a New York
                                            general partnership

                                            By: YM Corp., Partner
ATTEST:


/s/ Mark Schwartz                               By: /s/ Marvin Cohn
-----------------------                             -----------------------
Name: Mark Schwartz                                 Name: Marvin Cohn
Title: Assistant Secretary                          Title: Vice President

                                            By: Pace Concerts, Inc., Partner
ATTEST:


/s/ Jeffrey B. Lewis                            By: /s/ Brian E. Becker
-----------------------                             -----------------------
Name: Jeffrey B. Lewis                              Name: Brian E. Becker
Title: Vice President                               Title: Vice President

                                   EXHIBIT A

                               DESCRIPTION OF LAND

All that certain piece, parcel and tract of land lying, being and situate in the Township of Hanover, County of Washington, Commonwealth of Pennsylvania, said piece, parcel and tract of land hereby conveyed being more specifically and particularly bounded and described as follows:

Beginning at a point at the Southwest corner of Reservation No. 1 Starvaggi Charities, Inc., Tract VI, Deed Book Volume 989, Page 129 thence along the land now or formerly of Pennsylvania Game Commission, State Game Lands No. 117, North 81(degrees) 32' 00" West 1478.75 feet to a point; thence along land now or formerly of Pennsylvania State Game Commission, Parcel 1, Deed Book Volume 1396, Page 18, South 34(degrees) 35' 50" West 1697.07 feet to a point common to this land and to land of the Pennsylvania State Game Commission and to land now or formerly of Glenn and Jean Roberts; thence along land now or formerly of Glenn and Jean Roberts North 14(degrees) 53' 00" West 197.21 feet to a point; thence along land now or formerly of Glenn and Jean Roberts North 81(degrees) 08' 00" West 140.00 feet to a point; thence along land now or formerly of Glenn and Jean Roberts North 80(degrees) 35' 00" West 991.14 feet to a point; thence along land now or formerly of Glenn and Jean Roberts and thence along land now of Crossroads Properties, Incorporated North 27(degrees) 44' 00" West 2560.46 feet to a point; thence along land now of Crossroads Properties, Incorporated North 52(degrees) 49' 22" East 171.80 feet to a point; thence along land now of Crossroads Properties, Incorporated North 20(degrees) 10' 00" West 1306.52 feet to a point on the southerly Right-of-Way line of U.S. Route 22; thence along that same Right-of-Way North 72(degrees) 36' 09" East 15.00 feet to a point; thence along that same Right-of-Way North 17(degrees) 23' 51" West 25.00 feet to a point; thence along that same Right-of-Way North 72(degrees) 36' 09" East
492.00 feet; thence along that same Right-of-Way South 17(degrees) 23' 51" East
35.00 feet to a point; thence along that same Right-of-Way North 72(degrees) 36' 09" East 300.00 feet to a point; thence along that same Right-of-Way North 17(degrees) 23' 51" West 35.00 feet to a point; thence along that same Right-of-Way North 72(degrees) 36' 09" East 1109.61 feet to a point; thence along that same Right-of-Way South 13(degrees) 57' 50" East 42.00 feet to a point; thence along that same Right-of-Way North 76(degrees) 02' 10" East 332.06 feet to a point; thence along that same Right-of-Way by a curve to the Right, which curve is the arc of a circle having a radius of 537.27 feet, an arc distance of 57.25 feet to a point, the chord for the curve being South 72(degrees) 58' 55" East; thence along that same Right-of-Way South 20(degrees) 04' 20" West 100.00 feet to a point; thence by a curve to the Right, which curve is the arc of a circle having a radius of 437.27 feet, an arc distance of 241.76 feet to a point, the chord of the curve being South 53(degrees) 52' 47" East; thence along that same Right-of-Way South 65(degrees) 43' 13" East 243.01 feet to a point; thence along that same Right-of-Way North 24(degrees) 16' 47" East
68.00 feet to a point; thence along that same Right-of-Way South 65(degrees) 43' 13" East

164.02 feet to a point; thence along that same Right-of-Way by a curve to the Left, which curve is the arc of a circle having a radius of 398.00 feet, an arc distance of 364.59 feet to a point, the chord of the arc being North 87(degrees) 01' 11" East; thence along that same Right-of-Way South 30(degrees) 14' 23" East
30.00 feet to a point; thence along that same Right-of-Way by a curve to the Left, which curve is the arc of a circle having a radius of 428.00 feet, an arc distance of 40.92 feet to a point, the chord of the curve being North 57(degrees) 01' 17" East; thence along that same Right-of-Way North 54(degrees) 16' 47" East 168.00 feet to a point; thence along that same Right-of-Way South 80(degrees) 43' 13" East 45.00 feet to a point; thence South 35(degrees) 43' 13" East 560.00 feet to a point; thence along land now or formerly of D. W. Steele and J. R. Steele South 17(degrees) 46' 00" West 66.00 feet to a point; thence along land now or formerly of D. W. Steele and J. R. Steele North 77(degrees) 44' 00" East 160.00 feet to a point; thence to the centerline of Pennsylvania State Route 18 North 74(degrees) 30' 00" East 63.84 feet to a point; thence along the centerline of Pennsylvania State Route 18 South 36(degrees) 14' 00" East 1971.67 feet to a point; thence leaving the centerline of Pennsylvania State Route 18 and along land now or formerly of Bologna Coal Company, South 53(degrees) 46' 00" West 518.80 feet to a point; thence along land now or formerly of Bologna Coal Company, along land now or formerly Royal Helicopter Service and along Reservation No. 1 Starvaggi Charities, Inc., Tract VI, South 29(degrees) 43' 20" East 935.04 feet to the point of beginning.

Containing 327.22 Acres.

BEING a part of those certain pieces, parcels and tracts of land conveyed by Starvaggi Charities, Inc., as Grantor, to Crossroads Properties, Inc., as Grantee, by Deed dated June 19, 1989 and recorded, in the Office of the Recorder of Deeds of Washington County, at Deed Book Volume 2371, Page 225, et seq.

All that certain piece, parcel and tract of land lying, being and situate in the Township of Hanover, County of Washington and Commonwealth of Pennsylvania, said piece, parcel and tract of land to be used for vehicular and pedestrian ingress and egress to and from the 327.22 Acre Tract and being more completely bounded and described as follows:

Beginning at a point within the Right-of-Way of Hanover Township Road Number 400, said beginning point being South 37(degrees) 32' 00" East 537.43 feet more or less from the Northwest corner of land of Crossroads Properties, Incorporated, identified as Tract No. 1 and as more fully described on the Deed from Starvaggi Industries, Incorporated, as Grantor, to Crossroads Properties, Incorporated, as Grantee, said Deed being dated June 19, 1989 and recorded, in the Office of the Recorder of Deeds of Washington County, at Deed Book Volume 2371, Page 220; thence, from said point of beginning, North 79(degrees) 48' 21" East 3584.25 feet to a point; thence along a portion of the land of the 327.22 Acre Tract, South 20(degrees) 10' 00" East 101.53 feet to a point; thence South 79(degrees) 48' 21" West 3550.13 feet to a point within the Right-Of-Way of Hanover Township Road Number 400; thence from said point within the Right-Of-Way of Hanover Township Road Number 400 North 37(degrees) 32' 00" West 112.57 feet to the point of beginning.

Containing an area of 8.189 Acres.

Being a part of that certain piece, parcel and tract of land identified as Tract No. 1 in the Deed from Starvaggi Industries, Incorporated, as Grantor, to Crossroads Properties, Incorporated, as Grantee, dated June 19, 1989 and recorded, in the Office of the Recorder of Deeds of Washington County, at Deed Book Volume 2371, Page 220.

                                    EXHIBIT B

                              PERMITTED EXCEPTIONS

TRACT NO. 1 -- Deed of Starvaggi Charities, Inc. to Crossroads Properties, Incorporated dated June 19, 1989, recorded June 27, 1989 in the Recorder of Deeds Office of Washington County, Pennsylvania, in Deed Book 2371, Page 225.

      1. Any variation in location of lines or dimensions or other matters which an accurate survey would disclose.

      2. Provisions of local zoning and subdivision ordinances.

      3. A right-of-way granted by Starvaggi Charities, Inc. to Peoples Natural Gas Company for a three inch pipeline per instrument dated December 13, 1968, recorded January 8, 1969 in Deed Book 1291, Page 596.

      4. An easement for a limited access for a highway recorded in Deed Book 1274, Page 246.

      5. Agreement by Annie M. Lawrence with William A. Meyer to convey property on or before November 15, 1939. The Agreement is dated October 11, 1939. Only a few days after this Agreement, Annie M. Lawrence conveyed the property to the Greensburg-Connellsville Coal & Coke Company. Nothing was found of record to show that William A. Meyer was acting on behalf of the said Greensburg-Connellsville Coal & Coke Company. Landlord agrees to commence and successfully complete, on or before October 24, 1990, an Action to Quiet Title against William A. Meyer or otherwise to appropriately acquire the interest of William A. Meyer.

      6. An oil and gas lease dated April 24, 1908 granted to J.L. Callahan per instrument recorded in Deed Book 359, Page 440.

      7. Timber on the property was conveyed to W.E. Cooper under an Article of Agreement dated April 6, 1933, recorded April 11, 1933 in Deed Book 591, Page 108.

      8. NOTICE -- This document may not sell, convey, transfer, include or insure the title to the coal and right of support underneath the surface land described or referred to herein, and the owner or owners of such coal may have the complete legal right to remove all of such coal, and, in that connection, damage may result to the surface of the land and in any house, building, or other structure on or in such land. (This notice is set forth in the manner provided in Section 1 of the Act of July 17, 1957, P.L. 984.)

      9. See Plan Book 21, Page 415.

      10. Excepting and reserving all oil and gas as set forth in the Deed to Crossroads Properties, Incorporated recorded in Deed Book 2371, Page 225 in the following language: "EXCEPTING AND RESERVING to the Grantor herein all oil and gas in and underlying said six tracts of land but without the right to use the surface estate for any purpose whatsoever."

      11. Excepting and reserving all the coal together with mining rights as set forth in the deed to Crossroads Properties, Incorporated recorded in Deed Book 2371, Page 225 as follows: "ALSO EXCEPTING AND RESERVING to the Grantor herein all coal within and underlying each of the six above-described premises together with, for each and every vein of coal, the free and uninterrupted right-of-way into, upon, and under said land at such points and in such manner as may be proper and necessary for the purpose of digging, mining, coking, draining, ventilating, and carrying away said coal, etc., together with the privilege of mining and removing through the described premises other coal or materials belonging to the Grantor herein, its successors or assigns, or which may hereafter be acquired. The reserved rights herein shall not be interpreted to include use of the surface.

      Grantor and Grantee hereby expressly acknowledge their intention and agree that the rights and privileges herein excepted and reserved to Grantor shall not be construed to and do not, in fact, include and permit any surface use whatsoever by bore holes, shafts, slopes, ventilation fans, hoists, pumps and the like, of the Estate(s) hereby conveyed to Grantee.

      Grantor and Grantee further hereby expressly acknowledge their intention and agree that the rights, title and interest herein granted and conveyed to Grantee shall be construed to grant and convey to Grantee, inter alia, the right of surface support".

      12. If a stream of water flows on or abuts the premises, then the premises are subject to riparian rights of owners of ground abutting said stream.

TRACT NO. 2 - Deed of Starvaggi Charities, Inc. to Crossroads Properties, Incorporated dated June 19, 1989, recorded June 27, 1989 in the Recorder of Deeds Office of Washington County, Pennsylvania, in Deed Book 2371, Page 225.

      1. Any variation in location of lines or dimensions or other matters which an accurate survey would disclose.

      2. Provisions of local zoning and subdivision ordinances.

      3. A right-of-way granted by Starvaggi Charities, Inc. to Peoples Natural Gas Company for a three inch pipeline per instrument dated December 13, 1968, recorded January 8, 1969 in Deed Book 1291, Page 596.

      4. An easement for a limited access for a highway recorded in Deed Book 1274, Page 246.

      5. An oil and gas lease granted to William E. Kennedy per instrument dated May 10, 1907 and recorded in Deed Book 351, Page 73.

      6. A right-of-way granted to South Penn Oil Company per instrument dated February 4, 1921 and recorded in Deed Book 489, Page 611.

      7. A conveyance of 2.27 acres of coal made to Harmon Creek Coal Corporation per instrument dated April 23, 1934 and recorded in Deed Book 592, Page 446.

      8. A lease of 11.86 acres of coal made to Harmon Creek Coal Corporation per instrument dated December 3, 1936, recorded December 4, 1936 in Deed Book 610, Page 134.

      9. Various instruments in the chain of title providing that the property is subject to a private right-of-way from the said Florence to Burgettstown Public Road to the land now or late of Joseph Jackson.

      10. NOTICE -- This document may not sell, convey, transfer, include or insure the title to the coal and right of support underneath the surface land described or referred to herein, and the owner or owners of such coal may have the complete legal right to remove all of such coal, and, in that connection, damage may result to the surface of the land and in any house, building, or other structure on or in such land. (This notice is set forth in the manner provided in Section 1 of the Act of July 17, 1957, P.L. 984.)

      11. See Plan Book 21, Page 415.

      12. Excepting and reserving all oil and gas as set forth in the Deed to Crossroads Properties, Incorporated recorded in Deed Book 2371, Page 225 in the following language: "EXCEPTING AND RESERVING to the Grantor herein all oil and gas in and underlying said six tracts of land but without the right to use the surface estate for any purpose whatsoever."

      13. Excepting and reserving all the coal together with mining rights as set forth in the deed to Crossroads Properties, Incorporated recorded in Deed Book 2371, Page 225 as follows: "ALSO EXCEPTING AND RESERVING to the Grantor herein all coal within and underlying each of the six above-described premises together with, for each and every vein of coal, the free and uninterrupted right-of-way into, upon, and under said land at such points and in such manner as may be proper and necessary for the purpose of digging, mining, coking, draining, ventilating, and carrying away said coal, etc., together with the privilege of mining and removing through the described premises other coal or materials belonging to the Grantor herein, its successors or assigns, or which may hereafter be acquired. The reserved rights herein shall not be interpreted to include use of the surface.

      Grantor and Grantee hereby expressly acknowledge their intention and agree that the rights and privileges herein excepted and reserved to Grantor shall not be construed to and do not, in fact, include and permit any surface use whatsoever by bore holes, shafts, slopes, ventilation fans, hoists, pumps and the like, of the Estate(s) hereby conveyed to Grantee.

      Grantor and Grantee further hereby expressly acknowledge their intention and agree that the rights, title and interest herein granted and conveyed to Grantee shall be construed to grant and convey to Grantee, inter alia, the right of surface support".

      14. If a stream of water flows on or abuts the premises, then the premises are subject to riparian rights of owners of ground abutting said stream.

TRACT NO. 3 -- Deed of Starvaggi Charities, Inc. to Crossroads Properties, Incorporated dated June 19, 1989, recorded June 27, 1989 in the Recorder of Deeds Office of Washington County, Pennsylvania, in Deed Book 2371, Page 225.

      1. Any variation in location of lines or dimensions or other matters which an accurate survey would disclose.

      2. Provisions of local zoning and subdivision ordinances.

      3. A right-of-way granted by Starvaggi Charities, Inc. to Peoples Natural Gas Company for a three inch pipeline per instrument dated December 13, 1968, recorded January 8, 1969 in Deed Book 1291, Page 596.

      4. An easement for a limited access for a highway recorded in Deed Book 1274, Page 246.

      5. Oil and gas lease granted to Cyrus Ferguson per instrument dated August 1, 1901 and recorded in Deed Book 231, Page 410.

      6. Oil and gas lease granted to C.G. Kiskadden per instrument dated December 26, 1900 and recorded in Deed Book 255, Page 498.

      7. Deed to Greensburg-Connellsville Coal and Coke Company dated March 2, 1940 and recorded in Deed Book 634, Page 523. Excepting and reserving all oil and gas leases heretofore conveyed and landowner's interest in the leases reserved.

      8. NOTICE -- This document may not sell, convey, transfer, include or insure the title to the coal and right of support underneath the surface land described or referred to herein, and the owner or owners of such coal may have the complete legal right to remove all of such coal, and, in that connection, damage may result to the surface of the land and in any house, building, or other structure on or in such land. (This notice is set forth in the manner provided in section 1 of the Act of July 17, 1957, P.L. 984.)

      9. See Plan Book 21, Page 415.

      10. Excepting and reserving all oil and gas as set forth in the Deed to Crossroads Properties, Incorporated recorded in Deed Book 2371, Page 225 in the following language: "EXCEPTING AND RESERVING to the Grantor herein all oil and gas in and underlying said six tracts of land but without the right to use the surface estate for any purpose whatsoever."

      11. Excepting and reserving all the coal together with mining rights as set forth in the deed to Crossroads Properties, Incorporated recorded in Deed Book 2371, Page 225 as follows: "ALSO EXCEPTING AND RESERVING to the Grantor herein all coal within and underlying each of the six above-described premises together with, for each and every vein of coal, the free and uninterrupted right-of-way into, upon, and under said land at such points and in such manner as may be proper and necessary for the purpose of digging, mining, coking, draining, ventilating, and carrying away said coal, etc., together with the privilege of mining and removing through the described premises other coal or materials belonging to the Grantor herein, its successors or assigns, or which may hereafter be acquired. The reserved rights herein shall not be interpreted to include use of the surface.

      Grantor and Grantee hereby expressly acknowledge their intention and agree that the rights and privileges herein excepted and reserved to Grantor shall not be construed to and do not, in fact, include and permit any surface use whatsoever by bore holes, shafts, slopes, ventilation fans, hoists, pumps and the like, of the Estate(s) hereby conveyed to Grantee.

      Grantor and Grantee further hereby expressly acknowledge their intention and agree that the rights, title and interest herein granted and conveyed to Grantee shall be construed to grant and convey to Grantee, inter alia, the right of surface support".

      12. If a stream of water flows on or abuts the premises, then the premises are subject to riparian rights of owners of ground abutting said stream.

TRACT NO. 4 - Deed of Starvaggi Charities, Inc. to Crossroads Properties, Incorporated dated June 19, 1989, recorded June 27, 1989 in the Recorder of Deeds Office of Washington County, Pennsylvania, in Deed Book 2371, Page 225.

      1. Any variation in location of lines or dimensions or other matters which an accurate survey would disclose.

      2. Provisions of local zoning and subdivision ordinances.

      3. A right-of-way granted by Starvaggi Charities, Inc. to Peoples Natural Gas Company for a three inch pipeline per instrument dated December 13, 1968, recorded January 8, 1969 in Deed Book 1291, Page 596.

      4. An easement for a limited access for a highway recorded in Deed Book 1274, Page 246.

      5. An oil and gas lease granted to William E. Kennedy per instrument dated May 10, 1907 and recorded in Deed Book 351, Page 73.

      6. NOTICE -- This document may not sell, convey, transfer, include or insure the title to the coal and right of support underneath the surface land described or referred to herein, and the owner or owners of such coal may have the complete legal right to remove all of such coal, and, in that connection, damage may result to the surface of the land and in any house, building, or other structure on or in such land. (This notice is set forth in the manner provided in Section 1 of the Act of July 17, 1957, P.L. 984.)

      7. See Plan Book 21, Page 415.

      8. Excepting and reserving all oil and gas as set forth in the Deed to Crossroads Properties, Incorporated recorded in Deed Book 2371, Page 225 in the following language: "EXCEPTING AND RESERVING to the Grantor herein all oil and gas in and underlying said six tracts of land but without the right to use the surface estate for any purpose whatsoever."

      9. Excepting and reserving all the coal together with mining rights as set forth in the deed to Crossroads Properties, Incorporated recorded in Deed Book 2371, Page 225 as follows: "ALSO EXCEPTING AND RESERVING to the Grantor herein all coal within and underlying each of the six above-described premises together with, for each and every vein of coal, the free and uninterrupted right-of-way into, upon, and under said land at such points and in such manner as may be proper and necessary for the purpose of digging, mining, coking, draining, ventilating, and carrying away said coal, etc., together with the privilege of mining and removing through the described premises other coal or materials belonging to the Grantor herein, its successors or assigns, or which may hereafter be acquired. The reserved rights herein shall not be interpreted to include use of the surface.

      Grantor and Grantee hereby expressly acknowledge their intention and agree that the rights and privileges herein excepted and reserved to Grantor shall not be construed to and do not, in fact, include and permit any surface use whatsoever by bore holes, shafts, slopes, ventilation fans, hoists, pumps and the like, of the Estate(s) hereby conveyed to Grantee.

      Grantor and Grantee further hereby expressly acknowledge their intention and agree that the rights, title and interest herein granted and conveyed to Grantee shall be construed to grant and convey to Grantee, inter alia, the right of surface support".

      10. If a stream of water flows on or abuts the premises, then the premises are subject to riparian rights of owners of ground abutting said stream.

TRACT NO. 5 -- Deed of Starvaggi Charities, Inc. to Crossroads Properties, Incorporated dated June 19, 1989, recorded June 27, 1989 in the Recorder of Deeds Office of Washington County, Pennsylvania, in Deed Book 2371, Page 225.

      1. Any variation in location of lines or dimensions or other matters which an accurate survey would disclose.

      2. Provisions of local zoning and subdivision ordinances.

      3. A right-of-way granted by Starvaggi Charities, Inc. to Peoples
Natural Gas Company for a three inch pipeline per instrument dated December 13, 1968, recorded January 8, 1969 in Deed Book 1291, Page 596.

      4. An easement for a limited access for a highway recorded in Deed Book 1274, Page 246.

      5. An oil and gas lease granted to William E. Kennedy per instrument dated May 10, 1907 and recorded in Deed Book 351, Page 73.

      6. NOTICE - This document may not sell, convey, transfer, include or insure the title to the coal and right of support underneath the surface land described or referred to herein, and the owner or owners of such coal may have the complete legal right to remove all of such coal, and, in that connection, damage may result to the surface of the land and in any house, building, or other structure on or in such land. (This notice is set forth in the manner provided in Section 1 of the Act of July 17, 1957, P.L. 984.)

      7. See Plan Book 21, Page 415.

      8. Excepting and reserving all oil and gas as set forth in the Deed to Crossroads Properties, Incorporated recorded in Deed Book 2371, Page 225 in the following language: "EXCEPTING AND RESERVING to the Grantor herein all oil and gas in and underlying said six tracts of land but without the right to use the surface estate for any purpose whatsoever."

      9. Excepting and reserving all the coal together with mining rights as set forth in the deed to Crossroads Properties, Incorporated recorded in Deed Book 2371, Page 225 as follows: "ALSO EXCEPTING AND RESERVING to the Grantor herein all coal within and underlying each of the six above-described premises together with, for each and every vein of coal, the free and uninterrupted right-of-way into, upon, and under said land at such points and in such manner as may be proper and necessary for the purpose of digging, mining, coking, draining, ventilating, and carrying away said coal, etc., together with the privilege of mining, and removing through the described premises other coal or materials belonging to the Grantor herein, its successors or assigns, or which may hereafter be acquired. The reserved rights herein shall not be interpreted to include use of the surface.

      Grantor and Grantee hereby expressly acknowledge their intention and agree that the rights and privileges herein excepted and reserved to Grantor shall not be construed to and do not, in fact, include and permit any surface use whatsoever by bore holes, shafts, slopes, ventilation fans, hoists, pumps and the like, of the Estate(s) hereby conveyed to Grantee.

      Grantor and Grantee further hereby expressly acknowledge their intention and agree that the rights, title and interest herein granted and conveyed to Grantee shall be construed to grant and convey to Grantee, inter alia, the right of surface support".

      10. If a stream of water flows on or abuts the premises, then the premises are subject to riparian rights of owners of ground abutting said stream.

TRACT NO. 6 -- Deed of Starvaggi Charities, Inc. to Crossroads Properties, Incorporated dated June 19, 1989, recorded June 27, 1989 in the Recorder of Deeds Office of Washington County, Pennsylvania, in Deed Book 2371, Page 225.

      1. Any variation in location of lines or dimensions or other matters which an accurate survey would disclose.

      2. Provisions of local zoning and subdivision ordinances.

      3. A right-of-way granted by Starvaggi Charities, Inc. to Peoples Natural Gas Company for a three inch pipeline per instrument dated December 13, 1968, recorded January 8, 1969 in Deed Book 1291, Page 596.

      4. An easement for a limited access for a highway recorded in Deed Book 1274, Page 246.

      5. All of the coal under the tract conveyed to J.W. Merrill per Deed Book 207, Page 28. Note that this was the coal which was conveyed to Samuel Livingston in a Family Agreement and then to be sold by him.

      6. In the deed from the Harmon Creek Coal Corporation to the Pennsylvania Game Commission, all of the coal together with mining rights, waiver of surface damage and oil and gas was excepted and reserved per instrument recorded in Deed Book 658, Page 216. Also, Harmon Creek Coal Corporation reserved the right to mine by the strip mine method.

      7. An oil and gas lease granted to T.G. Phillips, et al. per instrument dated August 16, 1890, recorded in Deed Book 161, Page 220.

      8. An oil and gas lease granted to C.G. Kiskadden per instrument dated December 12, 1900, recorded in Deed Book 255, page 494.

      9. A right-of-way granted to Southwest Pennsylvania, Pipelines Company per instrument recorded in Deed Book 645, page 375.

      10. A right-of-way granted to the Pennsylvania Game Commission for a road per instrument recorded in Deed Book 654, page 620.

      11. Deeds in the chain of title state that they except and reserve to the lawful owners all of the rights-of-way and minerals previously excepted and reserved per instrument recorded in Deed Book 1396, Page 11.

      12. NOTICE - This document may not sell, convey, transfer, include or insure the title to the coal and right of support underneath the surface land described or referred to herein, and the owner or owners of such coal may have the complete legal right to remove all of such coal, and, in that connection, damage may result to the surface of the land and in any house, building, or other structure on or in such land. (This notice is set forth in the manner provided in Section 1 of the Act of July 17, 1957, P.L. 984.)

      13. See Plan Book 21, Page 415.

      14. Excepting and reserving all oil and gas as set forth in the Deed to Crossroads Properties, Incorporated recorded in Deed Book 2371, Page 225 in the following language: "EXCEPTING AND RESERVING to the Grantor herein all oil and gas in and underlying said six tracts of land but without the right to use the surface estate for any purpose whatsoever."

      15. Excepting and reserving all the coal together with mining rights as set forth in the deed to Crossroads Properties, Incorporated recorded in Deed Book 2371, Page 225 as follows: "ALSO EXCEPTING AND RESERVING to the Grantor herein all coal within and underlying each of the six above-described premises together with, for each and every vein of coal, the free and uninterrupted right-of-way into, upon, and under said land at such points and in such manner as may be proper and necessary for the purpose of digging, mining, coking, draining, ventilating, and carrying away said coal, etc., together with the privilege of mining and removing through the described premises other coal or materials belonging to the Grantor herein, its successors or assigns, or which may hereafter be acquired. The reserved rights herein shall not be interpreted to include use of the surface.

      Grantor and Grantee hereby expressly acknowledge their intention and agree that the rights and privileges herein excepted and reserved to Grantor shall not be construed to and do not, in fact, include and permit any surface use whatsoever by bore holes, shafts, slopes, ventilation fans, hoists, pumps and the like, of the Estate(s) hereby conveyed to Grantee.

      Grantor and Grantee further hereby expressly acknowledge their intention and agree that the rights, title and interest herein granted and conveyed to Grantee shall be construed to grant and convey to Grantee, inter alia, the right of surface support".

      16. If a stream of water flows on or abuts the premises, then the premises are subject to riparian rights of owners of ground and abutting said stream.

TRACT NO. 1 - Deed of Starvaggi Industries Incorporated to Crossroads Properties, Incorporated dated June 19, 1989, recorded June 27, 1989 in the Recorder of Deeds Office of Washington County, Pennsylvania, in Deed Book 2371, Page 220.

      1. Any variation in location of lines or dimensions or other matters which an accurate survey would disclose.

      2. Provisions of local zoning and subdivision ordinances.

      3. An easement or right-of-way in deed of Starvaggi Industries Incorporated to Washington County dated June 27, 1983 and recorded in Deed Book 2118, Page 53.

      4. An easement or right-of-way in deed of Starvaggi Industries Incorporated to Washington County dated June 27, 1983 and recorded in Deed Book 2118, Page 45.

      5. Deed of PennWeir Construction Company to Washington County dated May 25, 1967 and recorded in Deed Book 1264, Page 997.

      6. Deed from PennWeir Construction Company to Washington County dated March 5, 1968 and recorded in Deed Book 1274, Page 693.

      7. A right-of-way granted by Pennweir to Bell Telephone Company per instrument dated May 24, 1966 and recorded in Deed Book 1236, Page 432.

      8. A right-of-way granted by PennWeir to West Penn Power Company per instrument dated October 1, 1965 and recorded in Deed Book 1221, Page 71.

      9. A right-of-way granted by PennWeir to Manufacturers Light and Heat Company for a six and eight inch pipeline per instrument dated February 21, 1969, recorded in Deed Book l297, Page 1072.

      10. An easement for a limited access highway from PennWeir as recorded in Deed Book 1293, Page 1114.

      11. Oil and gas leases were found of record as follows:

            a. To John Wiles, et ux. per instrument dated August 6, 1900, and recorded in Deed Book 231, Page 504.

            b. To William Jackson per instrument dated June 18, 1902, and recorded in Deed Book 279, Page 345.

            c. To William C. Kennedy & Co. per instrument dated May 15, 1907, and recorded in Deed Book 351, Page 72.

            d. To The Peoples Natural Gas Co. per instrument dated October 29, 1910, and recorded in Deed Book 380, Page 445.

            e. To Peoples Natural Gas Company per instrument dated September 9, 1924, and recorded in Deed Book 528, Page 72.

      12. A coal lease granted to Hanover Coal Company of Ohio per instrument dated October 14, 1918, and recorded in Deed Book 460, Page 397 for a period of twenty-five years or as much longer as it may be necessary to remove and mine all of the coal.

      13. Exception and reservations of the oil, gas, coal and mining rights by deed of National Steel Corporation to Weirton Ice & Coal Supply Company per instrument recorded in Deed Book 1056, Page 674. (See also Deed Book 1061, Page 380.) 19.

      14. NOTICE -- This document may not sell, convey, transfer, include or insure the title to the coal and right of support, underneath the surface land described or referred to herein, and the owner or owners of such coal may have the complete legal right to remove all of such coal, and, in that connection, damage may result to the surface of the land and in any house, building, or other structure on or in such land. (This notice is set forth in the manner provided in Section 1 of the Act of July 17, 1957, P.L. 984.)

      15. See Plan Book 21, Page 416.

      16. Excepting and reserving all oil and gas as set forth in the Deed to Crossroads Properties, Incorporated recorded in Deed Book 2371, Page 220 in the following language: "EXCEPTING AND RESERVING to the Grantor herein all oil and gas in and underlying said two tracts of land but without the right to use the surface estate for any purpose whatsoever."

      17. Excepting and reserving all the coal together with mining rights as set forth in the deed to Crossroads Properties, Incorporated recorded in Deed Book 2371, Page 220 as follows: "ALSO EXCEPTING AND RESERVING to the grantor herein all coal within and underlying each of the two above-described premises together with, for each and every vein of coal, the free and uninterrupted right-of-way into, upon, and under said land at such points and in such manner as may be proper and necessary for the purpose of digging, mining, coking, draining, ventilating, mining and removing through the described premises other coal or materials belonging to the Grantor herein, its successors or assigns, or which may hereafter be acquired. The reserved rights herein shall not be interpreted to include use of the surface.

      Grantor and Grantee hereby expressly acknowledge their intention and agree that the rights and privileges herein excepted and reserved to Grantor shall not be construed to and do not, in fact, include and permit any surface use whatsoever by Grantor including any surface use by Grantor for, inter alia, bore holes, shafts, slopes, ventilation fans, hoists, pumps and the like, of the Estate(s) hereby conveyed to Grantee.

      Grantor and Grantee further expressly acknowledge their intention and agree that the rights, title and interest herein granted and conveyed to Grantee shall be construed to grant and convey to Grantee, inter alia, the right of surface support."

      18. If a stream of water flows on or abuts the premises, then the premises are subject to riparian rights of owners of ground abutting said stream.

          [SEAL]              REALTY TRANSFER TAX     State Tax Fund
COMMONWEALTH OF PENNSYLVANIA   STATEMENT OF VALUE     __________________________
   DEPARTMENT OF REVENUE                              Book Number
 BUREAU OF INDIVIDUAL TAXES                           __________________________
   POST OFFICE BOX 8910                               Page Number
 HARRISBURG, PA 17105-8910                            __________________________
                                                      Date Recorded
                                                      __________________________
                          See Reverse for Instructions
================================================================================
Complete each section and file in duplicate with Recorder of Deeds when (1) the full value/consideration is not set forth in the deed, (2) when the deed is without consideration, or by gift, or (3) a tax exemption is claimed. A Statement of Value is not required if the transfer is wholly exempt from tax based on: (1) family relationship or (2) public utility easement. If more space is needed, attach additional sheet(s).
================================================================================
A   CORRESPONDENT -- All inquiries may be directed to the following person:
================================================================================
Name                                                  Telephone Number

  Rex A. Bennett                                      Area Code (412) 391-3911
--------------------------------------------------------------------------------
Street Address                   City               State       Zip Code

  2420 Grant Building         Pittsburgh,             PA         15219
=======================================-----------------------------------------
B   TRANSFER DATA                       Date of Acceptance of Document
=======================================-----------------------------------------
Assignor                                Assignee

  PACE Entertainment Group, Inc.          YM/PACE Partnership
--------------------------------------------------------------------------------
Street Address                          Street Address

  515 Post Oak Boulevard, Suite 300       1515 Broadway, Suite 3804
--------------------------------------------------------------------------------
City              State       Zip Code  City              State       Zip Code

  Houston,          TX         77027      New York,         NY         10036
================================================================================
C   PROPERTY LOCATION
================================================================================
Street Address                          City, Township, Borough

                                          Hanover Township
--------------------------------------------------------------------------------
County                    School District             Tax Parcel Number

  Washington                                            see below
================================================================================
D   VALUATION DATA
================================================================================
1.  Actual Cash           2.  Other Consideration     3.  Total Consideration
    Consideration

                            +                           =
--------------------------------------------------------------------------------
4.  County Assessed       2.  Common Level Ratio      3.  Fair Market Value
    Value                     Factor

  $83,290.00                x 3.73                      = $312,578.62
================================================================================
E   EXEMPTION DATA
================================================================================
1a: Amount of Exemption   1b. Percentage of Interest
    Claimed                   Conveyed

      100%
------------------------------------------------------

2.  Check Appropriate Box Below for Exemption Claimed

    |_|  Will or intestate succession __________________________________________
                                       (Name of Decedent)   (Estate File Number)
                                               Tax Number  340-010-00-00-0015-00
    |_|  Transfer to Industrial Development Agency.        340-010-00-00-0014-00
                                                           340-009-00-00-0010-00
    |_|  Transfer to agent or straw party. (Attach copy    340-010-00-00-0016-00
         of agency/straw party agreement).                 340-009-00-00-0009-00

    |_| Transfer between principal and agent. (Attach copy of agency/straw trust agreement). Tax paid prior to deed
                                                (Partial)  340-032-00-00-0008-01
                                                (Partial)  340-010-00-00-0017-00
    |_| Transfers to the Commonwealth, the United States, and Instrumentalities by gift, dedication, condemnation or implied condemnation. (Attach copy of resolution).

    |_| Transfer from mortgagor to a holder of a mortgage in default. Mortgage Book Number _________, Page Number ________.

    |_|  Corrective deed (Attach copy of the prior deed).

    |_| Statutory corporate consolidation, merger or division. (Attach copy of articles).

    |X|  Other (Please explain exemption claimed, if other than listed above.)

         No Transfer Tax is payable on this assignment of ground lease pursuant
         -----------------------------------------------------------------------
         to 61 PA Code 91.193  B  27
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
--------------------------------------------------------------------------------
Under penalties of law, I declare that I have examined this Statement, including accompanying information, and to the best of my knowledge and belief, it is true, correct and complete.
--------------------------------------------------------------------------------
Signature of Correspondent or Responsible Party                      Date

  /s/ Rex A. Bennett                                                 04/06/90
--------------------------------------------------------------------------------
                                 [SEE REVERSE]

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )


            On this 6th day of April 1990, before me, the undersigned notary public, personally appeared Brian Becker and Jeffrey Lewis who acknowledged themselves to be the Vice President and Vice President of Pace Entertainment Group, Inc., a Texas corporation, and that they, as such Vice President and Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of such corporation by themselves as Vice President and Vice President.

            In witness whereof, I hereunto set my hand and official seal.


                                       /s/ Belinda Mellon
                                    -------------------------
                                          Notary Public

                                                         BELINDA MELLON
                                                Notary Public, State of New York
                                                         No. 24-4786076
                                                    Qualified in Kings County
                                                Commission Expires July 31, 1991

                                                                        7-31-91

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )


            On this 6th day of April 1990, before me, the undersigned notary public, personally appeared Marvin Cohn and Mark Schwartz who acknowledged themselves to be the Vice President and Assistant Secretary of YM Corp., a Delaware corporation, and that they, as such Vice President and Assistant Secretary, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of such corporation by themselves as Vice President and Assistant Secretary respectively, which corporation is a partner of YM/Pace Partnership, a New York general partnership, the partnership which executed the foregoing instrument, and that said corporation was duly authorized to execute the same as such partner on behalf of said partnership. YM/PACE PARTNERSHIP

            In witness whereof, I hereunto set my hand and official seal.


                                       /s/ Belinda Mellon
                                    -------------------------
                                          Notary Public

                                                         BELINDA MELLON
                                                Notary Public, State of New York
                                                         No. 24-4786076
                                                    Qualified in Kings County
                                                Commission Expires July 31, 1991

                                                                        7-31-91

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )


            On this 6th day of April 1990, before me, the undersigned notary public, personally appeared Brian Becker and Jeffrey Lewis who acknowledged themselves to be the Vice President and Vice President of Pace Concerts, Inc., a Texas corporation, and that they, as such Vice President and Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of such corporation by themselves as Vice President and Vice President respectively, which corporation is a partner of YM/Pace Partnership, a New York general partnership, the partnership which executed the foregoing instrument, and that said corporation was duly authorized to execute the same as such partner on behalf of said partnership.

            In witness whereof, I hereunto set my hand and official seal.


                                       /s/ Belinda Mellon
                                    -------------------------
                                          Notary Public

                                                         BELINDA MELLON
                                                Notary Public, State of New York
                                                         No. 24-4786076
                                                    Qualified in Kings County
                                                Commission Expires July 31, 1991

                                                                        7-31-91


                  RECORDED
            WASHINGTON COUNTY, PA.

              90 APR-9 AM 11:59
                                                        [SEAL]
              /s/ [ILLEGIBLE]

             RECORDER OF DEEDS